
Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....  14
Statement of Operations................  15
Statement of Changes in Net Assets.....  16
Financial Highlights...................  17
Notes to Financial Statements..........  18
Independent Auditors' Report...........  24
Dividend Reinvestment Plan.............  25

Letter to Shareholders

October 12, 1995

Dear Shareholder:
  The first eight months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains for the period ended August 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Evidence of this guided slowdown was reflected in gross domestic product for the second quarter, which grew at an annual rate of 1.3 percent, substantially lower than its first quarter rate of 2.7 percent and fourth quarter 1994 rate of 5.1
percent.   While other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by
0.25 percent on July 6. Financial markets, perceiving the Fed's monetary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in the opposite direction). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December to 6.66 percent at the end of August, while its price rose more than 14 percent. Likewise, the yield on the Bond Buyer's Municipal Bond Index fell from 7.28 percent at the end of December to 6.30 percent at the end of August. Although municipal bond yields have declined, they are still offering competitive yields, particularly to those investors in higher tax brackets.

Performance Summary

  The Trust produced a tax-exempt distribution rate of 7.16 percent<F3>, based on the closing stock price of $14.25 per common share on August 31, 1995. Since income from the Trust is exempt from federal income tax, it is also important to compare the Trust's distribution rate to

(Continued on page two)

                                       1

an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 11.19 percent<F4>. Additionally, for the one-year period ended August 31, 1995, the Trust generated a total return at market price of 2.39 percent<F1>, which includes reinvestment of dividends and capital gains.
  One element influencing the performance of the municipal market this year has been the ongoing debate over tax reform. While there has been varied speculation about the impact of reform, no one is certain about what will happen. Consequently, the municipal market may continue to experience short-term market fluctuations as various proposals come to the forefront. We will keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We anticipate the economy will grow at an annual rate between 2 and 3 percent in the second half of the year, and that inflation will run at an annualized rate between 3.1 and 3.3 percent. Based upon a generally modest growth and low inflation outlook, we believe fixed-income markets---including municipal bonds---will continue to make positive gains.

  As interest rates continue to fall in response to further easing by the Fed, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. We believe the Trust's portfolio is well positioned to take advantage of a declining and sustained short-term interest rate environment.
  Once again, it is important to remember that financial markets will inevitably experience highs and lows, but by maintaining a long-term investment perspective, you may ride the ups and downs of the markets more easily as you pursue your investment goals.
  Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,


Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen American Capital            Van Kampen American Capital
Investment Advisory Corp.              Investment Advisory Corp.


                                   2

            Performance Results for the Period Ended August 31, 1995
                       Van Kampen Merritt Municipal Trust
                            (NYSE  Ticker Symbol VKQ)
Total Returns

One-year total return based on market price<F1>...................................      2.39%
One-year total return based on NAV<F2>............................................      8.55%

Distribution Rates

Distribution rate as a % of initial offer common stock price<F3>..................       6.80%
Taxable-equivalent distribution rate as a % of initial offer common stock
price<F4>.........................................................................      10.63%
Distribution rate as a % of closing common stock price<F3>........................       7.16%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>.....      11.19%

Share Valuations

Net asset value ..................................................................  $   15.73
Closing common stock price........................................................  $  14.250
One-year high common stock price (03/01/95).......................................  $  15.125
One-year low common stock price (11/16/94)........................................  $  12.125
Preferred share (Series A) rate<F5>...............................................      3.749%
Preferred share (Series B) rate<F5>...............................................      3.760%
Preferred share (Series C) rate<F5>...............................................      3.720%
Preferred share (Series D) rate<F5>...............................................      3.770%

<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

<F5>See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                       3

                                     Portfolio of Investments
                                         August 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                               Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
         Municipal Bonds
         California 9.3%
$ 2,000  California Hlth Fac Fin Auth Rev Kaiser
         Permanente Med Cent ....................................   5.450%  10/01/13  $  1,850,420
  2,000  California St Pub Wks Brd Lease Rev Dept of Justice
         Bldg Ser A (FSA Insd) ..................................   5.800   05/01/15     1,988,200
  1,500  California Statewide Cmntys Ctfs Sutter Hlth Oblig
         Group (MBIA Insd) ......................................   5.500   08/15/22     1,392,810
  8,500  Castaic Union Sch Dist Cap Apprec Ser A (FGIC Insd) ....       *   05/01/18     2,134,520
  5,000  Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev (MBIA
         Insd) ..................................................       *   09/01/17     1,226,650
  7,775  Delano, CA Ctfs Partn Ser A ............................   9.250   01/01/22     8,861,167
 50,000  Foothill/Eastern Tran Corridor Agy CA Toll Road Rev Ser
         A ......................................................       *   01/01/26     6,076,500
  4,000  Foothill/Eastern Tran Corridor Agy CA Toll Road Rev Ser
         A ......................................................   6.500   01/01/32     3,950,080
  4,775  Los Angeles, CA Multi Family Rev Ser G Rfdg (FSA Insd)
         ........................................................   5.650   01/01/14     4,585,098
  8,000  Metropolitan Wtr Dist Southern CA Wtrwks Rev ...........   5.950   08/05/22     7,790,320
 10,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd) ........   6.000   06/01/09    10,115,700
  5,695  Sacramento, CA City Fin Auth Rev Comb Proj B (MBIA
         Insd) ..................................................       *   11/01/14     1,791,818
 20,000  San Diego, CA Indl Dev Rev San Diego Gas & Elec Ser A
         (Embedded Cap) (MBIA Insd) .............................   6.210   09/01/18    20,060,000
 13,000  Southern CA Pub Pwr Auth Pwr Proj Rev Ser A Palo Verdo
         Proj Rfdg (AMBAC Insd) .................................       *   07/01/14     4,173,260
  5,835  University CA Rev Multi Purp Proj Ser C Rfdg (AMBAC
         Insd) ..................................................   5.000   09/01/14     5,209,138
                                                                                      ------------
                                                                                        81,205,681
                                                                                      ------------
         Colorado  11.1%
  9,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
         Rev Cap Apprec Sr E-470 Ser C ..........................        *  08/31/15     2,104,200
 19,500  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev Cap
         Apprec Sr E-470 Ser C ..................................        *  08/31/26     1,989,585
  1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev Sr E-470
         Ser B ..................................................    7.000  08/31/26     1,025,760
  5,000  Boulder Cnty, CO Rev Natl Cent Atmosphere Rfdg & Impt
         ........................................................    6.900  12/01/07     5,505,400
  8,500  Boulder Cnty, CO Rev Natl Cent Atmosphere Rfdg & Impt
         ........................................................    7.000  12/01/13     9,027,170
  2,425  Colorado Hsg Fin Auth Single Family Pgm Sr Gtd Mtg Ln
         D3 (FHA Gtd) ...........................................    7.200  08/01/23     2,527,044
 10,000  Denver, CO City & Cnty Arpt Rev Ser A ..................    8.250  11/15/12    11,186,500

                                            4  See Notes to Financial Statements


                               Portfolio of Investments (Continued)
                                        August 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                              Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------
           Colorado (Continued)
$  12,800  Denver, CO City & Cnty Arpt Rev Ser A .................   8.500%  11/15/23  $  14,491,136
    8,535  Denver, CO City & Cnty Arpt Rev Ser A .................   8.000   11/15/25      9,441,161
    3,500  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd) .....   5.750   11/15/17      3,359,895
   33,525  Meridian Metro Dist CO Peninsular & Oriental Steam
           Navig Co Rfdg <F3> ....................................   7.500   12/01/11     35,853,311
                                                                                       -------------
                                                                                          96,511,162
                                                                                       -------------
           Connecticut   0.9%
    7,140  Connecticut St Hlth & Edl Fac Auth Rev Nursing
           Home Proj AHF/Hartford ................................    7.125  11/01/24      7,916,047
                                                                                       -------------
           Delaware       0.5%
    2,000  Delaware St Econ Dev Auth Rev Exempt Fac
           Delmarva Pwr & Lt Co ..................................    7.500  10/01/17      2,175,600
    2,460  Delaware St Hsg Auth Rev Sr Home Mtg Ser B Subser B2
           .......................................................    7.200  12/01/21      2,574,661
                                                                                       -------------
                                                                                           4,750,261
                                                                                       -------------
           Florida        2.1%
    4,245  Emerald Coast, FL Hsg Corp Hsg Rev Ser A 1991 .........    9.500  01/01/22      4,245,000
    5,000  Florida St Div Bond Fin Dept Genl Svcs Rev
           Environmental Preservation 2000 Ser A (MBIA Insd) .....    4.750  07/01/10      4,537,650
    1,000  Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev Univ
           Cmnty Hosp (MBIA Insd) ................................    5.750  08/15/14        988,600
    7,840  Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
           Kobernick/Meadow Park .................................   10.000  07/01/22      8,655,987
                                                                                       -------------
                                                                                          18,427,237
                                                                                       -------------

           Georgia        1.1%
    5,438  Cobb Cnty, GA Dev Auth Rev Grantor Tr Ctfs Franklin
           Forest Ser A ..........................................    8.000  06/01/22      5,546,250
    4,000  Muni Elec Auth GA Proj One Subser A (AMBAC Insd) ......    6.250  01/01/14      4,088,120
                                                                                       -------------
                                                                                           9,634,370
                                                                                       -------------

           Hawaii         1.6%
   13,000  Hawaii St Arpt Sys Rev Ser 2 ..........................    7.000  07/01/18     13,652,470
                                                                                       -------------

           Illinois      12.5%
    5,000  Bedford Park, IL Tax Increment Rev Sr Lien
           Bedford City Sq Proj ..................................    9.250  02/01/12      5,510,150
    2,500  Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
           Airls Inc Proj Rfdg ...................................    8.200  12/01/24      2,858,850
    8,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl Terminal
           (MBIA Insd) ...........................................    6.750  01/01/18      8,282,080
    7,475  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls
           Inc ...................................................    8.400  05/01/04      8,180,266
   10,600  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls
           Inc ...................................................    8.500  05/01/18     11,592,902

                                    5         See Notes to Financial Statements

                               Portfolio of Investments (Continued)
                                        August 31, 1995
-------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                  Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  4,635  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser A .....................................................   8.400%  05/01/18  $  5,047,376
   4,670  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B .....................................................   8.950   05/01/18     5,282,938
   1,200  Hodgkins, IL Tax Increment ................................   9.500   12/01/09     1,354,128
   3,600  Hodgkins, IL Tax Increment (Prerefunded @ 12/01/01)........   9.500   12/01/09     4,547,700
   4,000  Hodgkins, IL Tax Increment Rev Ser A Rfdg .................   7.625   12/01/13     4,054,960
   2,500  Illinois Hlth Fac Auth Rev Evangelical Hosp Ser C Rfdg
          (FSA Insd) ................................................   6.750   04/15/12     2,650,425
   7,750  Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj A.....   9.500   10/01/22     8,378,603
   4,850  Illinois Hlth Fac Auth Rev Hinsdale Hosp Ser B Rfdg .......   9.000   11/15/15     5,560,525
   1,500  Illinois Hlth Fac Auth Rev Sarah Bush Lincoln Hlth Cent ...   7.250   05/15/12     1,553,535
  10,000  Illinois Hlth Fac Auth Rev Servantcor Ser A (Var Rate Cpn)
          (Prerefunded @ 08/15/01) ..................................   8.000   08/15/21    11,871,300
   2,000  Illinois Hsg Dev Auth Rev Homeowner Mtg Subser A2 (FHA
          Gtd) ......................................................   7.125   08/01/26     2,106,080
      60  Roselle, IL Multi Family Hsg Rev Waterbury Apts
          Ser A Rfdg (GNMA Collateralized) ..........................   6.500   01/01/96        60,430
      65  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/97        66,472
      70  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/98        72,404
      75  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/99        78,116
      80  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/00        83,571
      85  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/01        89,315
      90  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/02        94,946
      95  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/03       100,543
     100  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/04       105,986
     105  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   6.500   01/01/05       111,316
   4,260  Roselle, IL Multi Family Hsg Rev Waterbury Apts Ser A Rfdg
          (GNMA Collateralized) .....................................   7.000   01/01/25     4,494,896
   2,000  Southern IL Univ Rev Cap Apprec Hsg & Aux Fac Sys A (MBIA
          Insd) .....................................................       *   04/01/18       507,020
   3,800  Winnebago & Boone Cntys, IL Sch Dist No 205 (Cap Guar
          Insd) <F3> ................................................   7.125   02/01/01     4,268,768

                               6      See Notes to Financial Statements


                                    Portfolio of Investments (Continued)
                                             August 31, 1995
------------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                           Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  4,125  Winnebago & Boone Cntys, IL Sch Dist No 205 (Cap
          Guar Insd) ..........................................   7.200%  02/01/02  $   4,708,688
   4,475  Winnebago & Boone Cntys, IL Sch Dist No 205 (Cap
          Guar Insd) ..........................................   7.300   02/01/03      5,193,193
                                                                                    -------------
                                                                                      108,867,482
                                                                                    -------------
          Indiana      0.6%
   2,500  Indiana Bond Bank Spl Pgm Ser F .....................    7.150  08/01/15      2,660,225
   2,000  Plymouth, IN Multi Sch Bldg Corp First Mtg
          (Prerefunded @ 01/01/02) (AMBAC Insd) ...............    6.750  01/01/13      2,263,760
                                                                                    -------------
                                                                                        4,923,985
                                                                                    -------------
          Kansas      2.5%
  20,000  Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd) ...............................    7.000  06/01/31     21,721,200
                                                                                    -------------
          Kentucky    1.0%
   2,000  Ashland, KY Solid Waste Rev Ashland Oil Inc Proj ....    7.200  10/01/20      2,082,960
   4,000  Elsmere, KY Indl Dev Rev Rfdg .......................    6.750  04/01/10      4,090,000
   3,000  Kentucky Econ Dev Fin Auth Hosp Fac Rev Saint Claire
          Med Cent Proj Rfdg (Connie Lee Insd) ................    5.625  09/01/21      2,864,190
                                                                                    -------------
                                                                                        9,037,150
                                                                                    -------------

          Louisiana   1.9%
     825   East Baton Rouge, LA Mtg Fin Auth Single Family Mtg
          Purchase Ser A Rfdg (GNMA Collateralized) ...........    7.100  10/01/24        870,977
   8,950  East Baton Rouge, LA Mtg Fin Auth Single Family Mtg
          Purchase Ser C Rfdg .................................    7.000  04/01/32      9,341,742
   5,000  New Orleans, LA Rfdg (AMBAC Insd) ...................        *  09/01/11      1,978,200
   4,700  New Orleans, LA Rfdg (AMBAC Insd) ...................        *  09/01/12      1,743,277
   2,000  New Orleans, LA Rfdg (AMBAC Insd) ...................        *  09/01/16        570,880
   8,000  Orleans Parish, LA Sch Brd Rfdg (FGIC Insd) .........        *  02/01/15      2,421,680
                                                                                    -------------
                                                                                       16,926,756
                                                                                    -------------

          Maryland    3.0%
   2,300  Baltimore, MD (FGIC Insd) ...........................        *  10/15/06      1,269,163
   3,920  Baltimore, MD (FGIC Insd) ...........................        *  10/15/07      2,016,958
 139,445  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Single Family Rev Pgm 6 .............................        *  04/01/30     11,203,011
   6,500  Maryland St Hlth & Higher Edl Fac Auth Rev Northwest
          Hosp Cent Proj & Rfdg (AMBAC Insd) ..................    5.250  07/01/13      6,071,195
   3,500  Maryland St Hlth & Higher Edl Fac Auth Rev Suburban
          Hosp Rfdg (AMBAC Insd) ..............................    5.125  07/01/21      3,125,325
   2,735  Northeast, MD Waste Disp Auth Solid Waste Rev
          Montgomery Cnty Res Recovery Proj Ser A .............    6.200  07/01/10      2,778,951
                                                                                    -------------
                                                                                       26,464,603
                                                                                    -------------

                            7       See Notes to Financial Statements


                                 Portfolio of Investments (Continued)
                                          August 31, 1995
------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                          Coupon  Maturity  Market Value
------------------------------------------------------------------------------------------------
          Massachusetts   0.9%
$  1,000  Billerica, MA Indl Rev Cabot Corp ................   7.750%  09/01/14  $  1,005,560
   2,600  Massachusetts St Hlth & Edl Fac Auth Rev Med Cent
          of Central MA ....................................   7.100   07/01/21     2,764,684
   3,000  Massachusetts St Hlth & Edl Fac Auth Rev  New
          England Med Cent Hosp Ser G
          (MBIA Insd) <F4>.............................  3.100/5.000   07/01/13     2,445,330
   1,375  Massachusetts St Hlth & Edl Fac Auth Rev
          Winchester Hosp Ser D Rfdg (Connie Lee Insd) ....    5.750   07/01/14     1,331,866
                                                                                 ------------
                                                                                    7,547,440
                                                                                 ------------
          Michigan       0.7%
   2,000  Michigan Muni Bond Auth Rev Loc Govt Ln
          Ser C-A (FSA Insd) ...............................        *  06/15/13       703,560
   5,000  Portage Lake, MI Wtr & Swr Auth Ser II
          (Prerefunded @ 10/01/02) .........................    7.625  10/01/20     5,341,650
                                                                                 ------------
                                                                                    6,045,210
                                                                                 ------------
          Minnesota      0.1%
   6,000  Southern MN Muni Pwr Agy Pwr Supply Sys Rev
          Ser A (MBIA Insd) ................................        *  01/01/24     1,096,320
                                                                                 ------------
          Mississippi   0.1%
   1,000  Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res
          Inc Rfdg .........................................    7.300  05/01/25     1,030,080
                                                                                 ------------
          Missouri      1.0%
   1,740  Good Shepherd Nursing Home Dist MO
          Nursing Home Fac Rev .............................    7.625  08/15/15     1,755,503
   2,730  Good Shepherd Nursing Home Dist MO Nursing Home
          Fac Rev ..........................................    7.750  08/15/25     2,746,735
   3,750  Hannibal, MO Indl Dev Auth Hlth Fac Rev Hannibal
          Regl Hlthcare Sys Inc ............................    9.500  03/01/22     4,509,525
                                                                                 ------------
                                                                                    9,011,763
                                                                                 ------------
          Montana        0.8%
   3,000  Montana St Brd Invt Res Recovery Rev Yellowstone
          Energy L P Proj ..................................    7.000  12/31/19     2,891,220
   3,900  Montana St Coal Severance Tax Broadwater Pwr Proj
          Ser A Rfdg .......................................    6.875  12/01/17     4,097,964
                                                                                 ------------
                                                                                    6,989,184
                                                                                 ------------
          Nevada         0.5%
   1,925  Clark Cnty, NV Passenger Fac Las Vegas Macarran
          Intl Arpt (MBIA Insd) ............................    5.750  07/01/23     1,825,246
   1,000  Henderson, NV Loc Impt Dist No T-4 Ser A .........    8.500  11/01/12     1,058,600
   1,750  Nevada St Rfdg ...................................    4.375  08/01/03     1,684,673
                                                                                 ------------
                                                                                    4,568,519
                                                                                 ------------

                          8         See Notes to Financial Statements


                                 Portfolio of Investments (Continued)
                                          August 31, 1995
------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                          Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------------
         New Jersey    4.3%
$ 1,515  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
         (FGIC Insd) .........................................      *%  03/01/99  $  1,307,627
  1,000  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
         Insd) ...............................................      *   03/01/00       820,680
  1,000  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
         Insd) ...............................................      *   03/01/02       743,600
  1,000  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
         Insd) ...............................................      *   03/01/03       706,310
  1,000  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
         Insd) ...............................................      *   03/01/04       669,300
  1,460  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
         (FGIC Insd) .........................................      *   03/01/05       923,902
  1,465  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
         Insd) ...............................................      *   03/01/06       872,232
  1,615  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
         Insd) ...............................................      *   03/01/07       901,961
  1,555  Eastern Camden Cnty, NJ Regl Sch Dist Rfdg (FGIC
         Insd) ...............................................      *   03/01/08       812,581
 25,000  New Jersey Econ Dev Auth St Contract Econ
         Recovery (Embedded Cap) .............................  5.970   03/15/21    24,731,000
  5,000  Union Cnty, NJ Util Auth Solid Waste Rev Ser A ......  7.150   06/15/09     5,167,000
                                                                                  ------------
                                                                                    37,656,193
                                                                                  ------------
         New Mexico    0.2%
  1,220  Santa Fe, NM Single Family Mtg Rev Rfdg .............   8.450  12/01/11     1,330,659
                                                                                  ------------
         New York     16.3%
  4,000  Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
         Burrows Paper Corp Recycling ........................   8.000  01/01/09     4,259,840
  5,550  Metropolitan Tran Auth NY Svcs Contract Commuter Fac
         Ser N Rfdg ..........................................   6.000  07/01/11     5,515,812
  4,000  Metropolitan Tran Auth NY Svcs Contract Tran Fac ....   7.000  07/01/09     4,279,240
  1,900  Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser
         N Rfdg ..............................................   6.000  07/01/11     1,888,296
  6,000  New York City Hlth & Hosp Corp Rev Ser A Rfdg (AMBAC
         Insd) ...............................................   5.750  02/15/22     5,848,620
  4,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser A ...............................................   6.000  06/15/25     3,896,720
  1,500  New York City Ser A .................................   7.750  08/15/12     1,651,125
 19,000  New York City Ser A Rfdg ............................   6.000  08/01/05    19,083,220
  7,000  New York City Ser B .................................   7.500  02/01/05     7,789,880
  6,000  New York City Ser B .................................   5.600  08/15/07     5,806,980
  1,500  New York City Ser C .................................   7.100  08/15/10     1,553,115
  2,585  New York City Ser F .................................   8.250  11/15/02     2,984,770

                            9        See Notes to Financial Statements


                                 Portfolio of Investments (Continued)
                                          August 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
          New York (Continued)
$  6,000  New York St Dorm Auth Rev Court Fac Lease Ser A .......   5.250%  05/15/21  $   5,222,940
   3,000  New York St Energy Resh & Dev Auth St Svc Contract Rev
          Westn NY Nuclear Svc Cent Proj ........................   5.400   04/01/98      3,065,010
   7,375  New York St Environmental Fac Corp Pollutn Ctl Rev St
          Wtr Revolving Fund Ser E ..............................   6.700   06/15/10      7,977,906
   4,000  New York St Loc Govt Assistance Corp Ser C ............   5.500   04/01/22      3,725,640
  10,735  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs
          Fac Impt Ser D ........................................   7.400   02/15/18     11,621,711
   3,075  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs
          Ser A (FSA Insd) ......................................   5.250   08/15/23      2,779,493
   5,000  New York St Pwr Auth Rev & Genl Purp Ser CC Rfdg (FGIC
          Insd) .................................................   5.125   01/01/10      4,829,750
   1,000  New York St Urban Dev Corp Rev Correctional Cap Fac
          Ser 5 (MBIA Insd) .....................................   5.500   01/01/25        944,430
  10,000  New York St Urban Dev Corp Rev Correctional Cap Fac
          Ser A Rfdg ............................................   5.500   01/01/08      9,737,400
   4,110  New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg ............................................   5.400   01/01/06      3,943,093
  19,000  New York St Urban Dev Corp Rev St Fac .................   7.500   04/01/11     20,644,640
   3,000  Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev Bristol -
          Meyers Squibb Co Proj .................................   5.750   03/01/24      2,942,310
                                                                                      -------------
                                                                                        141,991,941
                                                                                      -------------
          North Carolina   2.6%
  10,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser B Rfdg (Embedded Cap) .............................    6.070  01/01/14      9,491,900
  13,300  North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (Embedded Cap) ....................................    6.000  01/01/12     12,925,871
                                                                                      -------------
                                                                                         22,417,771
                                                                                      -------------
          North Dakota      0.4%
   3,460  Ward Cnty, ND Hlthcare Fac Rev Saint Josephs
          Hosp Corp Proj Ser A ..................................    7.500  11/01/15      3,480,379
                                                                                      -------------
          Ohio   1.0%
   2,220  Columbus, OH Ser C Rfdg ...............................    5.250  09/15/11      2,152,090
   5,375  Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys Ser B
          Rfdg (MBIA Insd) ......................................    5.250  06/01/10      5,156,076
     250  Marion Cnty, OH Indl Dev Rev Kmart Corp Proj Rfdg .....    6.375  02/01/02        258,000
   1,000  Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partnership Proj Rfdg (AMBAC Insd) ....................    6.375  04/01/29      1,034,060
     195  Portage Cnty, OH Indl Dev Rev Kmart Corp Proj Rfdg ....    6.350  12/01/00        201,193
     250  Washington Cnty, OH Indl Dev Rev Kmart Corp Proj Rfdg..    6.400  03/15/03        255,073
                                                                                      -------------
                                                                                          9,056,492
                                                                                      -------------

                                      10      See Notes to Financial Statements


                                 Portfolio of Investments (Continued)
                                          August 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
         Oklahoma    1.9%
$ 4,425  Cleveland Cnty, OK Home Ln Auth Single Family
         Mtg Rev Rfdg ............................................   8.000%  08/01/12  $  4,802,408
  1,240  Kay Cnty, OK Home Fin Auth Rev Single Family Mtg Ser A
         Rfdg (AMBAC Insd) .......................................   7.000   11/01/11     1,327,073
  9,495  Oklahoma Hsg Fin Agy Single Family Rev Mtg Class B (GNMA
         Collateralized) .........................................   7.997   08/01/18    10,040,963
                                                                                       ------------
                                                                                         16,170,444
                                                                                       ------------
         Pennsylvania   3.4%
  3,250  Butler Cnty, PA Hosp Auth Hosp Rev Butler Mem Hosp
         Ser A (FSA Insd) ........................................    5.250  07/01/12     3,032,770
 10,000  Geisinger Auth PA Hlth Sys Muni Cap Ser A (Embedded Cap).    6.060  07/01/22    10,099,700
 16,000  Philadelphia, PA Wtr & Wastewtr Rev Reg Fixed Airs (FGIC
         Insd) ...................................................    5.650  06/15/12    15,509,760
  1,000  Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser 1993 A...    6.000  12/01/13       883,650
                                                                                       ------------
                                                                                         29,525,880
                                                                                       ------------
         Rhode Island   1.6%
  2,450  Providence, RI Redev Agy Ctfs Partn Ser A ...............    8.000  09/01/24     2,585,754
  3,470  Rhode Island Hsg & Mtg Fin Corp Homeownership Oppty Ser
         3B ......................................................    8.050  04/01/22     3,722,998
  4,750  Rhode Island Hsg & Mtg Fin Corp Ser 8 (Inverse Fltg) ....    9.911  04/01/24     5,046,875
  2,000  Rhode Island St Hlth & Edl Bldg Corp Rev Higher Edl Fac
         Roger Williams (Connie Lee Insd) ........................    7.250  11/15/24     2,227,980
                                                                                       ------------
                                                                                         13,583,607
                                                                                       ------------
         Tennessee    0.7%
  1,010  Campbell Cnty, TN Indl Dev Brd Indl Dev Rev
         Kmart Corp Rfdg .........................................    6.400  04/15/08     1,039,452
  4,273  Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Multi Family
         Mtg Rock Creek Plaza Rfdg ...............................    7.375  01/20/27     4,641,601
                                                                                       ------------
                                                                                          5,681,053
                                                                                       ------------
         Texas   8.8%
 10,000  Austin, TX Arpt Sys Rev Prior Lien Ser A
         (MBIA Insd) <F2> ........................................    6.125  11/15/25     9,992,000
  6,155  Brazos Cnty, TX Hlth Fac Dev Corp Franciscan Svcs Rev
         Saint Joseph Hosp & Hlth Cent Ser B Rfdg ................    6.000  01/01/19     5,858,083
  6,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX Util Elec
         Co Proj A (AMBAC Insd) ..................................    6.750  04/01/22     6,298,020
  1,750  Brazos River Auth TX Rev Coll Houston Lt & Pwr Co Proj B
         Rfdg ....................................................    8.250  05/01/15     1,936,602
  1,000  Brazos, TX Higher Edl Auth Inc Student Ln Rev Subser C2
         Rfdg ....................................................    7.100  11/01/04     1,103,280
  5,000  Coastal Bend Hlth Fac Dev (AMBAC Insd) ..................    5.929  11/15/13     4,971,450

                      11         See Notes to Financial Statements


                                 Portfolio of Investments (Continued)
                                          August 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
           Texas (Continued)
$  15,000  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
           American Airls Inc ....................................   7.500%  11/01/25  $  15,767,700
    3,600  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
           Delta Airls Inc .......................................   7.625   11/01/21      3,820,284
    3,245  Fort Worth, TX Hsg Fin Corp Home Mtg Rev Ser A Rfdg ...   8.500   10/01/11      3,580,598
    1,973  Texas Genl Svcs Cmnty Partn Int .......................   7.250   08/15/11      1,973,132
   21,550  Texas St Pub Ppty Fin Corp Rev Mental Hlth &
           Retardation Rfdg (Cap Guar Insd) ......................   5.250   09/01/08     21,112,966
                                                                                       -------------
                                                                                          76,414,115
                                                                                       -------------
           Utah   1.1%
    4,030  Bountiful, UT Hosp Rev South Davis Cmnty Hosp Proj ....    9.500  12/15/18      4,319,193
    3,000  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
           (Embedded Cap) ........................................    5.500  02/15/17      2,760,060
    2,130  Utah St Hsg Fin Agy Single Family Mtg Insd Ser E2 (FHA
           Gtd) ..................................................    7.150  07/01/24      2,223,294
                                                                                       -------------
                                                                                           9,302,547
                                                                                       -------------
           Virginia   1.5%
    4,970  Hanover Cnty, VA Indl Dev Auth Hosp Rev Mem
           Regional Med Cent Proj (MBIA Insd) ....................    5.500  08/15/25      4,645,707
    1,500  Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
           Henrico Cnty Regl Jail Proj ...........................    6.500  08/01/10      1,591,995
    1,500  Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
           Henrico Cnty Regl Jail Proj ...........................    7.125  08/01/21      1,649,640
    5,000  Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp
           Carilion Hlth Sys Ser B Rfdg (MBIA Insd) ..............    4.700  07/01/20      4,710,100
    1,050  Virginia St Hsg Dev Auth Comwlth Mtg Ser A Subser A1
           (FHA Gtd) .............................................        *  07/01/29         78,299
                                                                                       -------------
                                                                                          12,675,741
                                                                                       -------------
           Washington   0.1%
    5,000  Bellevue, WA Convention Cent Auth Spl Oblig
           Rev Rfdg (MBIA Insd) ..................................        *  02/01/24        857,950
                                                                                       -------------
           West Virginia   0.8%
    6,550  Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
           Rev Potomac Edison Co Ser A ...........................   6.875   04/15/22      6,841,213
                                                                                       -------------
           Wisconsin   1.8%
    2,200  Janesville, WI Indl Dev Rev Simmons Mfg Co ............   7.000   10/15/17      2,316,314
    1,000  Madison, WI Indl Dev Rev Madison Gas & Elec Co
           Proj Ser A ............................................   6.750   04/01/27      1,047,620

                                  12         See Notes to Financial Statements



                                 Portfolio of Investments (Continued)
                                          August 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Wisconsin (Continued)
$  5,250  Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser B ............   7.050%  11/01/22  $  5,489,872
   7,280  Wisconsin St Hlth & Edl Fac Auth Rev Children's Hosp
          (Embedded Cap) (FGIC Insd) .............................   5.000   08/15/10     6,862,492
                                                                                       ------------
                                                                                         15,716,298
                                                                                       ------------
          Wyoming       1.0%
   4,000  Wyoming Cmnty Dev Auth Single Family Ser G
          (FHA Gtd) ..............................................    7.250  06/01/21     4,239,480
   4,000  Wyoming Cmnty Dev Auth Single Family Ser H .............    7.100  06/01/12     4,328,040
                                                                                       ------------
                                                                                          8,567,520
                                                                                       ------------
          Puerto Rico    0.5%
   2,341  Puerto Rico Comwlth Dept of Hlth Lease Purchase Ctfs....    7.250  04/07/01     2,425,515
   2,000  Puerto Rico Elec Pwr Auth Pwr Rev Ser P ................    7.000  07/01/21     2,192,680
                                                                                       ------------
                                                                                          4,618,195
                                                                                       ------------
          Swaps   0.0%
JP Morgan Securities, $10,000,000 notional amount, 01/01/96 maturity, Trust pays variable rate, Trust receives 5.45% fixed rate (used to offset variable component of
Geisinger Auth PA Hlth Sys Muni Cap Ser A Bond)......................................      (113,302)
                                                                                       ------------
Total Long-Term Investments 100.2%
(Cost $833,231,685) <F1>.............................................................   872,101,616

Short-Term Investments at Amortized Cost  0.6%.......................................     5,020,000

Liabilities in Excess of Other Assets  (0.8%)........................................    (6,444,425)
                                                                                       ------------
Net Assets  100%.....................................................................$  870,677,191
                                                                                       ============

*Zero coupon bond

<F1>  At August 31, 1995, cost for federal income tax purposes is $833,231,685;
      the aggregate gross unrealized appreciation is $42,974,296 and the aggregate gross unrealized depreciation is $4,298,805, resulting in net unrealized appreciation including open option and futures transactions of $38,675,491.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option and futures transactions.

<F4>  Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.


The following table summarizes the portfolio composition at August 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality
AAA...........    33.4%
AA............     9.1
A.............    18.8
BBB...........    18.0
BB............    10.3
Non-Rated.....    10.4
                -------
                 100.0%
                =======

                                 13      See Notes to Financial Statements

                         Statement of Assets and Liabilities
                                  August 31, 1995
-----------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $833,231,685) (Note 1).....................  $  872,101,616
Short-Term Investments (Note 1)...............................................       5,020,000
Receivables:
  Interest....................................................................      13,595,953
  Investments Sold............................................................          15,000
  Margin on Futures (Note 4)..................................................           7,813
Options at Market Value (Net premiums paid of $58,620) (Note 4)...............         116,407
Unamortized Organizational Expenses (Note 1)..................................          10,724
                                                                                ---------------
  Total Assets................................................................     890,867,513
                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased.......................................................      13,585,953
  Custodian Bank..............................................................       4,872,815
  Income Distributions - Common and Preferred Shares..........................         596,960
  Investment Advisory Fee (Note 2)............................................         511,578
  Administrative Fee (Note 2).................................................         146,165
Accrued Expenses..............................................................         476,851
                                                                                ---------------
  Total Liabilities...........................................................      20,190,322
                                                                                ---------------
Net Assets....................................................................  $  870,677,191
                                                                                ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 6,000 issued with liquidation preference of $50,000 per share) (Note 5)....................  $  300,000,000
                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares
authorized,36,270,469 shares issued and outstanding)..........................         362,705
Paid in Surplus...............................................................     536,860,572
Net Unrealized Appreciation on Investments....................................      38,675,491
Accumulated Undistributed Net Investment Income...............................       2,585,705
Accumulated Net Realized Loss on Investments..................................      (7,807,282)
                                                                                ---------------
  Net Assets Applicable to Common Shares......................................     570,677,191
                                                                                ---------------
Net Assets....................................................................  $  870,677,191
                                                                                ===============
Net Asset Value Per Common Share ($570,677,191 divided by 36,270,469 shares
outstanding)..................................................................  $        15.73
                                                                                ===============

                                     14  See Notes to Financial Statements

                                        Statement of Operations
                                   For the Year Ended August 31, 1995
------------------------------------------------------------------------------------------------------------
Investment Income:
Interest..................................................................................  $    56,675,057
                                                                                            ----------------
Expenses:
Investment Advisory Fee (Note 2)..........................................................        5,956,023
Administrative Fee (Note 2)...............................................................        1,701,721
Preferred Share Maintenance (Note 5)......................................................          795,515
Legal (Note 2)............................................................................           92,925
Trustees Fees and Expenses (Note 2).......................................................           24,967
Amortization of Organizational Expenses (Note 1)..........................................            9,990
Other.....................................................................................          541,748
                                                                                            ----------------
  Total Expenses..........................................................................        9,122,889
                                                                                            ----------------
Net Investment Income.....................................................................  $    47,552,168
                                                                                            ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales.....................................................................  $   396,579,677
  Cost of Securities Sold.................................................................     (403,493,648)
                                                                                            ----------------
Net Realized Loss on Investments (Including realized loss on closed and expired option
and futures transactions of $1,335,557 and $7,935,059, respectively)......................       (6,913,971)
                                                                                            ----------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.................................................................       22,127,253
  End of the Period (Including unrealized appreciation on open option transactions of
  $57,787 and unrealized depreciation on open futures transactions of $252,227)...........       38,675,491
                                                                                            ----------------
Net Unrealized Appreciation on Investments During the Period..............................       16,548,238
                                                                                            ----------------
Net Realized and Unrealized Gain on Investments...........................................  $     9,634,267
                                                                                            ================
Net Increase in Net Assets from Operations................................................  $    57,186,435
                                                                                            ================

                                  15  See Notes to Financial Statements

                                Statement of Changes in Net Assets
                            For the Years Ended August 31, 1995 and 1994
-----------------------------------------------------------------------------------------------------
                                                                          Year Ended       Year Ended
                                                                     August 31, 1995  August 31, 1994
-----------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $   47,552,168   $   48,873,784
Net Realized Gain/Loss on Investments..............................      (6,913,971)       2,250,416
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................      16,548,238      (53,912,962)
                                                                     ---------------  ---------------
Change in Net Assets from Operations ..............................      57,186,435       (2,788,762)
                                                                     ---------------  ---------------
Distributions from Net Investment Income:
  Common Shares....................................................     (39,316,420)     (40,477,323)
  Preferred Shares.................................................     (11,636,297)     (10,171,759)
                                                                     ---------------  ---------------
Total Distributions................................................     (50,952,717)     (50,649,082)
                                                                     ---------------  ---------------
Net Change in Net Assets from Investment Activities................       6,233,718      (53,437,844)
Net Assets:
Beginning of the Period............................................     864,443,473      917,881,317
                                                                     ---------------  ---------------
End of the Period (Including undistributed net investment income
of $2,585,705 and $5,986,254, respectively)........................  $  870,677,191   $  864,443,473
                                                                     ===============  ===============

                                  16  See Notes to Financial Statements

                                        Financial Highlights
             The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------------------------------------
                                                                              September 27, 1991
                                                                                   (Commencement
                                                Year Ended August 31               of Investment
                                         ------------------------------------     Operations) to
                                            1995        1994         1993        August 31, 1992
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period <F1>...........  $   15.562  $   17.035   $   16.328  $       14.808
                                         ----------  -----------  ----------  --------------
Net Investment Income..................       1.311       1.347        1.410           1.166
Net Realized and Unrealized Gain/Loss
on Investments.........................        .266      (1.424)        .780           1.370
                                         ----------  -----------  ----------  --------------
Total from Investment Operations.......       1.577       (.077)       2.190           2.536
                                         ----------  -----------  ----------  --------------
Less:
Distributions from Net
Investment Income:
Paid to Common Shareholders............       1.084       1.116        1.100            .811
Common Share Equivalent of
Distributions Paid to Preferred
Shareholders...........................        .321        .280         .246            .205
Distributions from Net Realized Gain
on Investments:
Paid to Common Shareholders............         -0-         -0-         .111             -0-
Common Share Equivalent of
Distributions Paid to Preferred
Shareholders...........................         -0-         -0-         .026             -0-
                                         ----------  -----------  ----------  --------------
Total Distributions....................       1.405       1.396        1.483           1.016
                                         ----------  -----------  ----------  --------------
Net Asset Value, End of the Period.....  $   15.734  $   15.562   $   17.035  $       16.328
                                         ==========  ===========  ==========  ==============
Market Price Per Share
at End of the Period...................  $  14.250   $  15.000    $  16.750   $       16.125
Total Investment Return at Market
Price (Non-Annualized) <F2>............       2.39%      (3.94%)      11.90%           13.24%
Total Return at Net Asset Value
(Non-Annualized) <F3>..................       8.55%      (2.22%)      12.31%           14.64%
Net Assets at End of the Period
(In millions)..........................  $   870.7   $    864.4   $   917.9   $        891.7
Ratio of Expenses to Average Net
Assets Applicable to Common Shares
(Annualized)...........................       1.65%        1.64%       1.59%            1.49%
Ratio of Expenses to Average Net
Assets (Annualized)....................       1.07%        1.09%       1.06%            1.03%
Ratio of Net Investment Income to
Average Net Assets Applicable to
Common Shares (Annualized) <F4>........       6.48%        6.52%       7.08%            6.85%
Portfolio Turnover.....................      48.51%       46.85%      48.45%           99.51%


<F1>  Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                      17    See Notes to Financial Statements

                           Notes to Financial Statements
                                  August 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen Merritt Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on September 27, 1991.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income - Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses - The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $50,000. These costs are being amortized on a straight line basis over the 60 month period ending September 26, 1996. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

                                     18

                      Notes to Financial Statements (Continued)
                                 August 31, 1995
--------------------------------------------------------------------------------

E. Federal Income Taxes - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1995, the Trust had an accumulated capital loss carry forward for tax purposes of $1,408,871. Of this amount, $893,311 and $515,560 will expire on August 31, 2001 and 2003, respectively.
  Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains - The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended August 31, 1995, the Trust recognized expenses of approximately $45,900 representing VKAC's cost of providing accounting and legal services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                                    19

                   Notes to Financial Statements (Continued)
                                August 31, 1995
--------------------------------------------------------------------------------

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at August 31, 1995, was approximately $22,000.
  At August 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended August 31, 1995, were $437,169,790 and $403,493,648, respectively.

4. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts - An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.
  Transactions in options for the year ended August 31, 1995, were as follows:

                                                  Contracts      Premium
---------------------------------------------------------------------------

Outstanding at August 31, 1994                       1,600   $    (883,247)
Options Written and Purchased (Net)                 13,824      (3,342,660)
Options Terminated in Closing Transactions (Net)    (6,176)      1,925,830
Options Expired (Net)                               (8,098)      2,308,441
Options Exercised (Net)                             (1,050)        (66,984)
                                                  ---------  --------------
Outstanding at August 31, 1995                         100   $     (58,620)
                                                  =========  ==============

                                   20

                 Notes to Financial Statements (Continued)
                             August 31, 1995
--------------------------------------------------------------------------------

  The related futures contracts of the outstanding option transactions as of August 31, 1995, and the descriptions and market values are as follows:

                                              Exp. Month/     Market Value
                                   Contracts  Exercise Price  of Option
--------------------------------------------------------------------------
Oct 1995 US Treasury Bond Futures
Purchased Puts                            50  Oct/108         $      4,688
Purchased Calls                           50  Oct/111              111,719
                                   ---------                  ------------
                                         100                  $    116,407
                                   =========                  ============

B. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts for the year ended August 31, 1995, were as follows:

                                     Contracts
----------------------------------------------
Outstanding at August 31, 1994.....     1,950
Futures Opened.....................    34,724
Futures Closed.....................   (35,224)
                                     ---------
Outstanding at August 31, 1995.....     1,450
                                     =========

                                        21

                     Notes to Financial Statements (Continued)
                                  August 31, 1995
--------------------------------------------------------------------------------

The futures contracts outstanding as of August 31, 1995, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 Unrealized
                                                                 Appreciation/
                                                      Contracts  Depreciation
--------------------------------------------------------------------------------
US Treasury Bond Futures
Sept 1995-Buys to Open................................    200    $ 460,886
5-Year US Treasury Note Futures
Sept 1995-Sells to Open...............................    400     (303,228)
Municipal Bond Index Futures
Sept 1995-Sells to Open...............................    150      (57,461)
Euro Dollar Note
Dec 1995-Sells to Open................................    200       20,736
Euro Dollar Note
Mar 1996-Sells to Open................................    500     (373,160)
                                                          ---    ----------
                                                        1,450    $(252,227)
                                                        =====    ==========

C. Swap Transactions - These transactions are identified in the portfolio of investments and represent an agreement between two parties to exchange a series of cash flows at specified intervals. The cash flows can be indexed to various indices such as interest rates. The difference in the cash flows is recorded as increases or decreases in interest income.

D. Indexed Securities - These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.
  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                        22

                     Notes to Financial Statements (Continued)
                                 August 31, 1995
--------------------------------------------------------------------------------

5. Preferred Shares

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in four series of 1,500 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series C are 7 days, while Series B and Series D are 28 days. The average rate in effect on August 31, 1995, was 3.75%. During the year ended August 31, 1995, the rates ranged from 3.02% to 5.50%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                                     23

                          Independent Auditors' Report

The Board of Trustees and Shareholders of
Van Kampen Merritt Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Municipal Trust as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP
Chicago, Illinois
October 11, 1995

                                      24

                            Dividend Reinvestment Plan


The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
  One Parkview Plaza, Oakbrook Terrace, IL 60181
          Attn: Closed-End Funds

                                      25

Funds Distributed by Van Kampen American Capital

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                                       26

Van Kampen Merritt Municipal Trust

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

                                       27